Exhibit 10.12

                             NOTE PURCHASE AGREEMENT

         This NOTE Purchase Agreement is made this day of November 2003, by and between QUINTEK TECHNOLOGIES, INC., a California corporation ("QTEK" or "Company"), and KAZI MANAGEMENT V.I. LLC, a U. S. Virgin Islands corporation ("KAZI").

                                   Background
                                   ----------

As more fully set forth herein, KAZI agrees to purchase from the Company a total of five (5) Convertible Notes (the "Notes"), each in $100,000 denominations with a 10% annual interest rate and one year term, and convertible in accordance with the terms thereof into shares of the Company's Common Stock (the "Shares") at a conversion price of $0.06. The initial Convertible Note (which is the form of the four (4) subsequent Notes) is annexed hereto as Exhibit A. (The Shares included in the Securities (as hereinafter defined) are sometimes referred to herein as the "Shares" or "Common Stock"). (The Notes, the Shares, bonus Warrants ("Warrants") issuable on a one-to one basis with each Share issued upon conversion of all or part of a Note, and the Common Stock issuable upon exercise of the Warrants ("Warrant Stock") are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Initial Note against payment, by federal funds wire transfer of $100,000. A form of the Warrant is attached hereto as Exhibit B.
                                    Agreement
                                    ---------

NOW THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Subscription. KAZI hereby purchases the initial Note from the Company, the funding of which Note shall occur within 48 hours of the execution of this Note Purchase Agreement. Each of the other four Notes shall be purchased by and paid for by Kazi consecutively no later than forty five (45) days from the last funding date of the immediately prior Note.

         At the time of the execution and delivery of this Note Purchase Agreement (and execution by the Company of the initial Note), KAZI and QTEK have also executed and delivered the Registration Rights Agreement attached hereto as Exhibit "C" ("Registration Rights Agreement")and the Security Agreement attached hereto as Exhibit "D" ("Security Agreement"). Pursuant to the Registration Rights Agreement, the Company agrees to register all of the Securities with the Securities and Exchange Commission. Pursuant to the Security Agreement, the Notes are secured by KAZI by all the assets and intellectual property of the Company.

         2. Verification of Status as "Accredited Investor". KAZI hereby represents to QTEK that it qualifies as an "accredited investor" as such term is defined in Rule 501 promulgated under the Act because either (a) KAZI was not formed for the specific purpose of investing in the Securities and has total assets in excess of $5,000,000, or (b) each of the equity owners of KAZI has a net worth in excess of $1,000,000.

         3. Representations And Warranties of the Company. The Company hereby makes the following representations and warranties to KAZI:

                  (a) Issuance of Securities. The issuance of the Securities has been duly authorized by QTEK, and when issued will be validly issued. The Shares and Warrant Shares when issued will be fully paid and non-assessable.

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

                  (b) Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California, with all requisite power, authority and licensing to own, operate and lease its properties and carry on its business as now being conducted.

                  (c) Authority. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby has been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to carry out the transactions contemplated hereby.

                  (d) Unavailability of Authorized Shares. KAZI understands that the Company is currently preparing a proxy statement to be filed with the Securities and Exchange Commission and sent to shareholders seeking to amend Company's Articles of Incorporation to authorize 200,000,000 shares of Common Stock; and that the Company does not have sufficient available Common Stock to provide for the issuance of Common Stock upon the full conversion of the Notes and exercise of the Warrants. Thus, the conversion right of KAZI with respect to the Notes shall only exist upon: (i)approval of the abovesaid proxy statement by the Securities and Exchange Commission and approval of the abovesaid amendment by Company shareholders; and (ii) the Company's registration statement registering the Shares underlying the Notes and other Securities has been declared effective by the Securities Exchange Commission. Once the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock and upon the full conversion of the Notes and exercise of all Warants. All shares of Common Stock issued upon conversion of the Notes and exercise of the Warrants shall be, at the time of delivery of the certificates for such Common Stock, validly issued and outstanding, fully paid and non-assessable.

         4. Representations by KAZI. KAZI represents and warrants to the Company as follows:

                  (a) KAZI has received, read and understands the provisions of each of the Company's reports on Forms 8-K, 10-QSB and 10-KSB for the past three fiscal years, including the following: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003; and (ii) the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003; KAZI understands that all of the foregoing together with this Note Purchase Agreement shall be referred to herein as "Offering Materials".

                  (b) KAZI has relied only upon the information presented and contained in the Offering Materials. KAZI has had the opportunity to ask of the person or persons acting on behalf of the Company any and all relevant questions in connection with any aspect of the Company including, but not limited to, the Securities offered by the Offering Materials and has received answers which it considers to be reasonably responsive to such questions. KAZI has had the opportunity to verify the accuracy of the information contained in the Offering Materials. KAZI understands that the proceeds from the sale of the Securities will be used for working capital purposes, primarily to make payment of obligations and debts of the Company.

                  (c) KAZI understands that it is subscribing for the Securities withoutbeing furnished any literature or prospectus in connection with the offering of the Securities other than the Offering Materials, and that the offering of the Securities presented in the Offering Materials will not have been scrutinized by the securities administrator or similar bureau, agency, or department of the state of its domicile.

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

                  (d) KAZI understands (i) that neither the Shares, Warrants nor the Warrant Stock has been registered under the Act or registered or qualified under the securities laws of the state of domicile of KAZI;
         (ii) that except as otherwise provided in the Registration Rights Agreement, KAZI has no right to require such registration or qualification; and (iii) that therefore KAZI must bear the economic risk of the investment for an indefinite period of time because neither the Shares, Warrants nor Warrant Stock may be sold unless so registered or qualified or unless an exemption from such registration and qualification is available.

                  (e) Subject to being resold pursuant to an effective registration statement, the Securities are being purchased for KAZI's own account for investment purposes only and not for the interest of any other person and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Although the Common Stock of QTEK is currently traded on the OTC Bulletin Board under the symbol "QTEK", KAZI also understands that there may not be any established public trading market for the sale of the Shares.

                  (f) KAZI recognizes that the purchase of the Securities involves a high degree of risk including those special risks set forth under the caption "Risk Factors" and "Forward Looking Statements" in the Form SB-2 Registration Statement of the Company (File No. 333-86064) filed with the Securities and Exchange Commission on April 11, 2002 and the Form 10-QSB for the quarter ended March 31, 2002, all of which are incorporated herein by reference.

                  (g) Subject to the registration rights set forth above, KAZI understands that its right to transfer the Shares, Warrants and Warrant Stock will be restricted as set forth on the stock certificates. Such restrictions include provisions against transfer unless such transfer is not in violation of the Act, or applicable state securities laws (including investor suitability standards).

                  (h) All information which KAZI has provided to the Company including, but not limited to, its tax identification number, its financial position, and status as an accredited investor, and its knowledge of financial and business matters is true, correct and complete as of the date of execution of this Note Purchase Agreement. KAZI understands that QTEK will rely in a material degree upon the representations contained herein.

                  (i) KAZI maintains its principal place of business at the address shown on the signature page of this Note Purchase Agreement, at which address KAZI has subscribed for the Securities.

                  (j) KAZI understands that legends may be placed on any certificate representing the Shares, Warrants, and Warrant Shares substantially to the following effect:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

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

                  (k) The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby has been duly authorized by KAZI.

         5. Conditions of Funding; Miscellaneous. Notwithstanding anything contained herein to the contrary, In the event that the authorization of more shares is not approved by the shareholders of the Company within ninety (90) days of receipt of funding of the initial Note, continued funding of Notes will occur at the discretion of KAZI. In the event that the Company is not able to secure additional senior management satisfactory to KAZI within the next forty-five (45) days after funding of the initial Note, continued funding will occur at the discretion of KAZI.
Notwithstanding anything herein to the contrary, if and to the extent that, on any date (the "Section 16 Determination Date"), the holding by KAZI of all or part the Securities would result in KAZI's becoming subject to the provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended, by virtue of being deemed the "beneficial owner" of more than ten percent (10%) of the then outstanding shares of Common Stock of the Company, then KAZI shall not have the right to convert any portion of the Notes or exercise any portion of the Warrants as shall cause KAZI to be deemed the beneficial owner of more than ten percent (10%) of the then outstanding shares of Common Stock of the Company during the period ending sixty (60) days after the Section 16 Determination Date.

         6. Delay of Registration. Notwithstanding anything contained herein to the contrary, if the Registration Statement (as such term is defined in the Registration Rights Agreement) has not been declared effective under the Act by the Securities and Exchange Commission within 90 days following the date hereof, then in such event, the Company shall issue to KAZI an additional three percent (3%) of the aggregate number of Shares, Warrants, and Additional Warrants issued to KAZI by the Company hereunder on the date hereof, on a pro rata basis for partial months, for each full month that the Registration Statement is not so declared effective. In lieu of issuing additional Shares, the Company may elect to grant KAZI the cash equivalent of the additional Shares (based upon the conversion price of the Common Stock). The additional Shares, if any, and the additional shares of Common Stock underlying the new warrants shall be covered by the Registration Rights Agreement.

         7. Survival of Representations, Warranties, Covenants, Agreements and Remedies. Except as specifically provided otherwise herein, all representations, warranties, covenants, agreements and remedies of the parties hereto, shall survive the date hereof.

         8. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the transactions contemplated herein, supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there have been no warranties, representations or promises, written or oral, made by any of the parties hereto except as herein expressly set forth herein.

         9. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, personal representatives, successors and assigns but no party may assign its obligations hereunder.

         10. California Law Controls. This Agreement shall be construed in accordance with and shall be governed by the laws of the state of California without regard to its conflicts of law rules.

         11. Expenses. The Company shall pay for and prepare all documentation and filings related to this transaction. The Company shall pay KAZI a two and one half percent (2 1/2%) due diligence fee to be deducted from funding of each Note.





                     [THIS SPACE INTENTIONALLY LEFT BLANK.]




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

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Purchase Agreement the date first above written.

                                 KAZI MANAGEMENT V.I., LLC


Witness:_________________        By: /s/ Zubar Kazi
                                    --------------------------------------------
                                 Its: President

                                 Address:
                                  30 Dronnigens Gade, Suite B
                                  St. Thomas, Virgin Islands 00802
                                 -----------------------------------------------

                                  QUINTEK TECHNOLOGIES, INC.

                                  By: /s/ Robert Steele
                                     -------------------------------------------
                                     Chief Executive Officer



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
                                    Exhibit A

                                  Loan Schedule

Loan payment schedule;

         o    Initial $100,000 loan was made on November 26, 2003;
         o    2nd loan of 100,000 due on or before January 10, 2004;
         o    3rd loan of $100,000 due on or before February 24, 2004
         o    4th loan of $100,000 due on or before April 9, 2004
         o    5th loan of $100,000 due on or before May 24,2004


THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO QUINTEK TECHNOLOGIES, INC., THAT SUCH REGISTRATION IS NOT REQUIRED.
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